UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 27, 2005


                          CHARTWELL INTERNATIONAL, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                      005-59509                  95-3979080

(State or other jurisdiction of  (Commission File No.)         (IRS Employer
      incorporation)                                         Identification No.)


                          1124 Smith Street, Suite 304
                              Charleston, WV 25301
                              --------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (304) 345-8700
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On June 27, 2005, Chartwell International, Inc. (the "Company") adopted an Amended and Restated Articles of Incorporation. The Amended and Restated Articles of Incorporation was amended (i) to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares, and (ii) effect a 10 for 1 reverse stock split. The Amendment to the Articles of Incorporation was disclosed in an information statement sent to all shareholders on June 6, 2005, to all shareholders of record on April 25, 2005. A copy of the Amended and Restated Articles of Incorporation is attached as Exhibit 3(i).

     Additionally, effective on June 26, 2005, the Company adopted Amended and Restated Bylaws. The following provisions were adopted or changed:

     (1) The date of the Annual Stockholders Meeting date is no longer fixed on the first Monday in April at 1:30 p.m. The meeting date will be set by the Board of Directors;

     (2) Whom may call an Annual Meeting of Stockholders was changed to exclude stockholders owning 10% and include the Chairman or two Directors;

     (3) The notice requirement for Stockholders Meetings was changed to allow a longer notice period of not more than 60 days from prior period of not more than 50 days;

     (4) The provision allowing the Board to close the transfer book for up to 50 days for the purpose of determining stockholders entitled to notice and vote was removed;

     (5) A provision was added to allow for the appointment of an inspector of election at Stockholders Meetings;

     (6) The power of the Board to act and appoint vacancies without a quorum in case directors are unavailable due to a natural disaster was removed;

     (7) The provision that the President is automatically on every Board Committee was eliminated;

     (8) A provision was added requiring the Company to have a Chief Financial Officer. The provision that the positions of President and Secretary must be held by different persons was eliminated. The Amended Bylaws provide a description of the powers of the Chairman, Chief Executive Officer, Assistant Secretaries, and Assistant Treasurers, if appointed by the Board. The office of General Manager was removed from the Bylaws;

     (9) The provision that permitted the Board to require officers to execute a surety bond for faithful performance of duties was removed; and


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     (10) The section on  indemnification of officers and directors was expanded to provide for the indemnification of employees and agents. Further, the provision provides for the indemnification of officers, directors, employees, or agents when they are threatened with legal action. The new indemnification provision allows for indemnification of a person who acted in good faith in the best interest of the Company, whereas previously indemnification was not available if the action arouse out the person's negligence or willful misconduct. The Bylaws now provide for a procedure to determine eligibility and pay costs associated with indemnification.

     A copy of the Amended and Restated Bylaws are attached as Exhibit 3(ii).

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits.

         Exhibit No.              Exhibit Description
         -----------              -------------------
         3(i)                     Amended and Restated Articles of Incorporation

         3(ii)                    Amended and Restated Bylaws




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHARTWELL INTERNATIONAL, INC.,
                                        a Nevada Corporation


Dated:  June 27, 2005                   /s/ Imre Eszenyi
                                        ----------------------------------------
                                        Imre Eszenyi,
                                        Vice President


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                                  EXHIBIT INDEX

         Exhibit No.              Exhibit Description
         -----------              -------------------
         3(i)                     Amended and Restated Articles of Incorporation

         3(ii)                    Amended and Restated Bylaws